CURRENT REPORT FOR ISSUERS SUBJECT TO THE
1934 ACT REPORTING REQUIREMENTS

FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

March 17, 2010
Date of Report
(Date of Earliest Event Reported)

Tianyin Pharmaceutical Co., Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-52236	20-4857782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23rd Floor, Unionsun Yangkuo Plaza, No. 2, Block 3
South Renmin Road
Chengdu, P. R. China, 610041
(Address of principal executive offices (zip code))

+011-86-28-8615-4737
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Section 8: Other Events

Item 8.01   Other Events

On March 17, 2011, Tianyin Pharmaceutical Co., Inc. (the “Company”) published a press release to announce the relocation of its 2010 Annual Shareholder Meeting from the Conference Room 632 of New York Stock Exchange (“NYSE”) to the 26th floor, Conference Room E of 100 Wall Street. The time of the 2010 Annual Shareholder Meeting remains 10:00 AM on March 21, 2011. The relocation is due to the most recent safety policy by NYSE that prohibits any shareholder meetings to be held at NYSE. A copy of the press release is attached hereto as Exhibit 99.1 in its entirety.

Section 9 – Financial Statements and Exhibits

Item 9.01:  Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99.1	Press Release dated March 17, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIANYIN PHARMACEUTICAL CO., INC.

By:
      /s/ James Jiayuan Tong______________
      Name:  Dr. James Jiayuan Tong
      Title:   Chief Financial Officer

Dated:  March 18, 2011